SECURITIES PURCHASE AGREEMENT
This Securities Purchase Agreement (this “Agreement”) is dated as of January 19, 2017, between ASCENT SOLAR TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and Tertius Financial Group Pte. Ltd. (the “Investor”) (referred to collectively herein as the “Parties”).
WHEREAS, the Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Company and the Investor agree as follows:
ARTICLE I PURCHASE AND SALE
1.1    Purchase and Sale. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investor agrees to purchase, 333,333,333 shares of newly issued Common Stock of the Company (the “Securities”). The Investor shall deliver to the Company the $600,000 principal amount promissory note of the Company dated December 6, 2016 (the “Note”) currently held by the Investor. Upon such delivery, the principal and accrued interest on such Note shall be cancelled (the “Purchase Price”). Thereafter, the Company shall cause the Securities to be delivered to the Investor.
1.2    Effective Date. This Agreement will become effective only upon execution of this Agreement by the Parties.
ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
2.1    Own Account. The Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law.
2.2    Investor Status. At the time the Investor was offered the Securities, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.
2.3    General Solicitation. The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
ARTICLE III MISCELLANEOUS
3.1    Successors and Assigns. This Agreement may not be assigned by the Company. The Investor may assign any or all of its rights under this Agreement and agreements related to this transaction. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2    Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of the Investor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement. The Investor agrees to the imprinting, so long as is required by this Section 3.2, of a legend on any of the Securities in the following form:
THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Certificates evidencing the Securities shall not contain any legend: (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144, (iii) if such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act.

3.3    Governing Law, Legal Proceedings, and Arbitration. This Agreement will be governed by, construed and enforced in accordance with the substantive laws of the State of Colorado, without regard to the conflict of laws principles thereof.
3.4    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of this Agreement may be effected by email.
3.5    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.
3.6    Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Investor.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 19th day of January, 2017.

COMPANY:

ASCENT SOLAR TECHNOLOGIES, INC.

By: /s/ Victor Lee
Victor Lee
Chief Executive Officer

INVESTOR:

TERTIUS FINANCIAL GROUP PTE. LTD.

By: /s/ Victor Lee
Victor Lee
Authorized Representative

[Securities Purchase Agreement Signature Page]

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